UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2026
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1 N Brentwood Blvd., Suite 1550	St. Louis	Missouri	63105
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7652
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operation and Financial Condition.

On February 3, 2026, BellRing Brands, Inc. (the "Company") issued a press release announcing results for its first fiscal quarter ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on February 3, 2025, the Company published to the "Investor Relations" section of its website, www.bellringbrands.com, a supplemental presentation related to results for its first fiscal quarter ended December 31, 2025. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2026, the Company issued a press release announcing that, on February 2, 2026, Darcy H. Davenport notified the Board of Directors of BellRing Brands, Inc. of her retirement as President and Chief Executive Officer of the Company, effective on the earlier of the appointment of a new CEO or September 30, 2026. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference

The retirement of Ms. Davenport did not result from any disagreement with the Company on any matter relating to its operations, policies or practices.

9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Earnings Press Release dated February 3, 2026
99.2	First Fiscal Quarter Ended December 31, 2025 Supplemental Presentation
99.3	Leadership Transition Press Release dated February 3, 2026
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2026	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Paul A. Rode
	Name:	Paul A. Rode
	Title:	Chief Financial Officer